Exhibit 10.12

BROOKFIELD INFRASTRUCTURE PARTNERS L.P.

FIRST AMENDMENT TO THE
AMENDED AND RESTATED MASTER SERVICES AGREEMENT

THIS AMENDMENT (the "Amendment") to the Amended and Restated Master Services Agreement, dated as of March 13, 2015 (the "Agreement") among Brookfield Asset Management Inc. ("BAM"), Brookfield Infrastructure Partners L.P. (the "BIP Partnership") and others is made as of the 31st day of March, 2020 by the undersigned.  Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

WHEREAS, on March 9, 2020, the board of directors of the general partner of the BIP Partnership approved a special distribution (the "Special Distribution") of class A subordinate voting shares ("BIPC Shares") of Brookfield Infrastructure Corporation ("BIPC") to the holders of limited partnership units of the BIP Partnership ("Units") to be completed on the date hereof;

AND WHEREAS, the BIPC Shares will be structured with the intention of providing holders with an economic return equivalent to the Units, including identical distributions, and be exchangeable for Units on a one-for-one basis (subject to adjustment) (or for the cash equivalent, at the election of BIPC) in accordance with the terms of the BIPC Shares;

AND WHEREAS, the parties desire to amend the Agreement in connection with the Special Distribution to reflect the addition of BIPC as a Service Recipient and make certain other amendments to the terms and conditions of the Agreement as set out herein;

NOW THEREFORE,

1. Amendments to Article 1

Section 1.1 is hereby amended by adding the following definitions:

1.1.13.1 "BIPC" has the meaning assigned thereto in the recitals;

1.1.21 "Class A Shares" means Class A shares of BIPC;

1.1.53.1 "Rights Agreement" has the meaning assigned thereto in Section 7.6.3;

Section 1.1.60 is hereby deleted in its entirety and replaced with the following:

"Service Recipient" means the BIP Partnership, the Infrastructure Partnership, CanHoldco, US Holdco, BIP Bermuda I, BIPC and, at the option of the BIP Partnership, any entity in which any of the foregoing or any combination of the foregoing holds, directly or indirectly, all of the common equity or equivalent interests, excluding, for greater certainty, any Operating Entities;

2. Amendments to Article 7

Article 7 is hereby amended by adding the following provision after Section 7.6.2:

7.6.3 The BIP Partnership will reimburse BAM for any and all amounts actually paid to the rights agent (i) pursuant to the Rights Agreement between BAM and Wilmington Trust, National Association, dated as of March 31, 2020 (the "Rights Agreement"), including, but not limited to, in respect of services rendered, out-of-pocket expenses, counsel fees and other disbursements incurred in the administration and execution of the Rights Agreement and the exercise and performance of the rights agent's duties thereunder, and (ii) in respect of any indemnification provided to the rights agent pursuant to the Rights Agreement.

3. Amendments to Article 8

Article 8 is hereby deleted in its entirety and replaced with the following:

ARTICLE 8
BAM'S OBLIGATION AND CONSENT RIGHT

8.1  Provision of Services to the Service Recipients

BAM's sole obligation pursuant to this Agreement shall be to use its commercially reasonable efforts to cause its Subsidiaries (other than any member of the BIP Group) to provide Services to the Service Recipients, as applicable, in accordance with the direction of the Service Providers.

8.2 Consent to Issuance of Class A Shares

Prior to the issuance by BIPC of any Class A Shares, BIPC shall obtain the written consent of BAM, which consent shall be provided or withheld in BAM's sole discretion, provided that BAM shall deliver its written decision on whether or not to provide such consent within 10 Business Days of receiving a written request from BIPC, in respect of such issuance. BAM shall be entitled to such consent right for as long as BAM is a party to the Rights Agreement.

4. Amendments to Article 12

Article 12 is hereby amended by adding the following provision after Section 12.5.7:

12.5.7.1 if to BIPC:

Brookfield Infrastructure Corporation
Brookfield Place

250 Vesey Street, 15th Floor

New York, NY 10281-1023
USA

Attention: Secretary

Telecopier number: 212-417-7196

5. Effective Date

This Amendment shall be effective upon the date first written above.

6. Governing Law

This Amendment shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

7. General

(a) Except as modified herein, all terms and conditions of the Agreement shall remain in full force and effect.

(b) This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall be construed together as one agreement.

[Remainder of this page left blank intentionally.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

BROOKFIELD ASSET MANAGEMENT INC.

By:	/s/ Aaron Kline
Name: Aaron Kline Title: Managing Director

BROOKFIELD INFRASTRUCTURE PARTNERS L.P., by its general partner BROOKFIELD INFRASTRUCTURE PARTNERS LIMITED

By:	/s/ Jane Sheere
Name: Jane Sheere Title: Secretary

BROOKFIELD INFRASTRUCTURE L.P., by its managing general partner, BROOKFIELD INFRASTRUCTURE PARTNERS L.P., by its general partner, BROOKFIELD INFRASTRUCTURE PARTNERS LIMITED

By:	/s/ Jane Sheere
Name: Jane Sheere Title: Secretary

BROOKFIELD INFRASTRUCTURE HOLDINGS (CANADA) INC.

By:	/s/ Edward Kress
Name: Edward Kress Title: Director

BROOKFIELD INFRASTRUCTURE US HOLDINGS I CORPORATION

By:	/s/ Edward Kress
Name: Edward Kress Title: Director

BIP BERMUDA HOLDINGS I LIMITED

By:	/s/ Jane Sheere
Name: Jane Sheere Title: Secretary

BIP BERMUDA HOLDINGS V LIMITED

By:	/s/ Jane Sheere
Name: Jane Sheere Title: Secretary

BROOKFIELD INFRASTRUCTURE CORPORATION

By:	/s/ Aaron Kline
Name: Aaron Kline Title: Vice President

BROOKFIELD INFRASTRUCTURE GROUP L.P., by its general partner, BROOKFIELD INFRASTRUCTURE GROUP G.P. INC.

By:	/s/ Aaron Kline
Name: Aaron Kline Title: Managing Director

BROOKFIELD ASSET MANAGEMENT PRIVATE INSTITUTIONAL CAPITAL ADVISER (CANADA), L.P., by its general partner, BROOKFIELD PRIVATE FUNDS HOLDINGS INC.

By:	/s/ Aaron Kline
Name: Aaron Kline Title: Managing Director

BROOKFIELD ASSET MANAGEMENT (BARBADOS) INC.

By:	/s/ Gregory McConnie
Name: Gregory McConnie Title: Director

BROOKFIELD GLOBAL INFRASTRUCTURE ADVISOR LIMITED

By:	/s/ Philippa Elder
Name: Philippa Elder Title: Director

BROOKFIELD INFRASTRUCTURE GROUP (AUSTRALIA) PTY LIMITED

By:	/s/ Michael Ryan
Name: Michael Ryan Title: Managing Director and Counsel